
SYNERGY
RESOURCES CORPORATION
Corporate Presentation
May 2013
NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company’s exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the Company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company’s ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.

Key Executives & Board Members

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway
President & CEO

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Co-Founder, Cache Exploration Inc.
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Past Board Member of Denver-Julesburg Petroleum Association
- Past President of Colorado Oil and Gas Association – 1990

William Scaff, Jr.
Vice President, Director

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Dresser Industries Area Manager and Total Petroleum Regional Manager
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Trustee of Colorado/Wyoming Petroleum Marketers Association

Frank Jennings
Chief Financial Officer

- 20+ years of accounting and finance experience
- Experience in oil and gas drilling, services, exploration and production
- Joined Synergy full time in March 2011
- Five years as CFO of Gold Resource Corporation (NYSE Amex: GORO)
- 10 years as CPA with PriceWaterhouseCoopers in Houston
- Four years as audit manager with The Walt Disney Companies
- MBA from Indiana University

George Seward
Board of Directors

- George Seward was appointed as a Director in July 2010.
- Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- Significant oil and natural gas experience
- Spearheaded leasing effort in Nebraska for SYRG.

Operational Highlights

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Rapidly Growing Production	Average daily BOE production increased 90% in the quarter ended February 28, 2013 vs. February 29, 2012.
Concentration in Wattenberg Field	High concentration of horizontal and vertical wells in the Wattenberg Field.
Horizontal Drilling Increasing in Northern DJ	150+ net potential horizontal wells in the Greenhorn & Niobrara formations in the Northern D-J Basin acreage. Currently being de-risked by Noble Energy, Whiting Petroleum, Bonanza Creek, Carrizo & others.
Operations	Interests in 284 gross wells (221 net) of which Synergy operates 219
Acreage Expansion	259,000 gross acres (218,000 net) Average Cost Per Acre: $114 net

All acreage calculations and costs are approximate

Our Leased Acreage *

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Area #1 All of our current wells both vertical and horizontal are in the oil and high-liquids portion of the Wattenberg Field (Codell/Niobrara/J-Sand formations)
- Area #2 Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Area #3 Eastern Colorado Proven dry gas field, economic @ $4/mcf
- Area #4 Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations



#2 Northern D-J Basin
19,400 net (high liquids)
#4 Nebraska
118,484 Net (oily)
#1 Wattenberg Field, CO
16,355 net (high liquids)
#3 Eastern Colorado
46,059 net (dry gas)
Wyoming
Nebraska
Colorado
Kansas
Garden
Deuel
Keith
Sedgwick
Perkins
Logan
Chase
Dundy
Weld
Morgan
Washington
Yuma
Adams
Douglas
Elbert
Kimball
Cheyenne

* All lease acreage calculations are approximate

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Overview

- **Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970's**
- **Synergy has successfully completed 100% of its wells in the Wattenberg Field**
- **Significant upside potential:** Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell formation
- **Horizontal completion technology has enhanced well returns**
- **50 to 100% Internal Rates of Return from Horizontal wells**[(1)]
- **Long life production and reserves:** 30+ years
- **Low lifting costs: Year-to-date $3.87/BOE**
- **Takeaway capacity:** Expanding in Rocky Mountain Region

> ***"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."***
>
> - John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

Wattenberg Acreage (~16,000 net acres)



Synergy Land Legend
Lease Hold
WELD

134 Vertical / Directional Wells Drilled in Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

134 Drilled

Formations	Drilling Activity	Production Activity
Niobrara A		5 producing Niobrara-only wells (119 wells in Niobrara behind pipe) 10 producing Codell/Niobrara comingled wells
Niobrara B		
Niobrara C		
Codell	42 drilled to Codell	106 producing Codell wells
Greenhorn	23 drilled to Greenhorn	1 producing Greenhorn well
J-sand	69 drilled to J-Sand Zone	5 producing J-Sand wells 7 producing J-Sand/Codell comingled wells (does not include Greenhorn)



SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, we believe we can maximize the BOE's per well.

Horizontal & Directional Drilling Expands Opportunity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Advent of pad drilling & new technologies has led to:
  - Improved drilling efficiencies
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Participated as a non-operator in 11 horizontal wells, 5 Niobrara B, 1 Niobrara C, 3 Codell in the Wattenberg Field, and 2 Niobrara B wells in the northern DJ (avg. working interest ~ 20%)
- Have received over 40 additional notifications for horizontal wells from other operators
- Commencing operated horizontal program in May 2013 with 4 horizontal wells

Horizontal & Directional Drilling Allows Multiple Wells on a Single PAD that Reach Multiple Zones



Single PAD
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Wattenberg Field Horizontal Potential

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Horizontal Potential Per 640 Acre Unit, Arial View

Niobrara B Bench Only | Niobrara B Bench Perimeter | Stacked HZ Niobrara/Codell

Latest Noble Energy Niobrara Well Spacing



18 Gross/16 Net wells per 640 Ac.
Net HZ Well Inventory: 400 to Synergy's interest in 16K Ac.

Potential HZ Well Density Niobrara A, B & C Benches/Codell Stacked


4 A Bench
9 B Bench
4 C Bench
8 Codell

29 Gross/25 Net wells per 640 Ac.
Net HZ Well Inventory: 563 to Synergy's interest in 16K Ac.

Theoretical Full Matrix of HZ Well Density in Wattenberg Field



40 Gross/36 Net wells per 640 Ac.
Industry leaders are currently testing 40 acre spacing in multiple zones

All perimeter wells are 50% working interest

The above is for illustrative purposes only and is not intended to depict actual results or SEC proven reserves. Well density and drilling results may vary.

Wattenberg Field Acreage & Activity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Acreage (~16,000 net acres) & Activity Map – Weld County, CO



Synergy Land Legend
Lease Hold
WELD

PDC - Leffler
Currently completing 2 Codell horizontal wells with 65% & 47% Working Interests

PDC - Leffler (2 B-Bench)
Synergy – 28% & 6% Working Interests
30-Day Average: 402 Boe/d
30-Day Average: 381 Boe/d

Mineral Resources (Private) (B-Bench)
30-Day Average: ~500 Boe/d

Noble - Sebastyen Well (Codell)
Synergy – 25% Working Interest
Currently Drilling

Encana

Noble - Wake Well (B-Bench)
Synergy - 25% Working Interest
30-Day Average: 521 Boe/d
EUR: 322,000 Boe

Noble – Wells Ranch
40-acre down spacing pilots
A, B & C Benches/Codell Pilots
OOIP/Section of 74 MMboe

Bill Barrett – Siebring Wells (1 B, 1 C)
Synergy – 12.5% Working Interest each
B-Bench 30-Day Average: 481 Boe/d
C-Bench 30-Day Average: 460 Boe/d

Anadarko

Synergy working interest wells
Offset operator wells

All areas are approximations

Northern D-J Basin Extension Overview

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Northern Extension Acreage & Activity

- **Synergy has ~19,400 net acres in Morgan & Weld, County**
- **Noble Energy East Pony**
  - Superior economics to Wattenberg
  - Drilled 23 horizontal wells:
    - 24-hour Average IP: 780 Boe/d
    - 30-day average: 620 Boe/d
    - Average EURs: 345,000 Boe (80% Oil)
    - Internal Rate of Return: 109%
    - Payout: 1.0 year
  - Drilled 3 wells on 80 acre spacing
    - 30 day average: 720 Boe/d
  - 80 horizontal wells planned for 2013
- **Bonanza Creek**
  - State of Colorado Lease Sale – September 2012 5,649 net acres for $10,640 / acre ($60 million)
  - Niobrara B Bench Economics Results:
    - 36 Wells 30-day average IP: 503 Boe/d
    - 28 Wells 60 –day average IP: 405 Boe/d

All offset operator data sourced from company presentations

Synergy Northern Extension Area Overview - ~19,400 Net Acres



Synergy Land Legend
Lease Hold
WELD
MORGAN
EOG, Whiting & Continental
Noble - East Pony 30-day IP: 720 Boe/d EURs: 345,000 Boe
Participating with Noble on horizontal Niobrara well 3% working interest
Participating with Carrizo on extended lateral (1280 acre spacing unit) 1.5% working interest
Bonanza Creek Hog Farm Purchase $10,640 / net acre

All offset operator areas are approximations

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



Total 1P PV-10
$148.8 Million
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
200% CAGR
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
PDP
PDNP
PUD

78% of PV-10 value is currently oil weighted

PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



$12M
$10M
$8M
$6M
$4M
$2M
$0M
152% CAGR Q2-11 to Q2-13
Oil
NGL
Gas
3Q May-11
4Q Aug-11
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
Revenue Mix
(MRQ)
Oil 78%
NGL 7%
Gas 15%

Average Sales Price per Quarter

	3Q May-11	4Q Aug-11	1Q Nov-11	2Q Feb-21	3Q May-12	4Q Aug-12	1Q Nov-12	2Q Feb-13
Oil (Bbls)	$ 95.15	$ 89.91	$ 83.03	$92.33	$91.21	$82.89	$81.03	$84.20
Gas & Liquids (Mcf)	$ 5.34	$ 6.22	$ 5.23	$4.09	$3.62	$2.82	$4.27	$4.77
NGL Premium (%)	32%	39%	41%	41%	48%	15%	35%	32%

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Stock Price *(5/1/13)*	*$6.26*
52 Week High/Low	*$7.78-$2.40*
Shares Outstanding	*55.2 M*
Public Float	*40.1M*
Warrants Outstanding	*9.4 M*
Options Outstanding	*5.3 M*
Avg. Daily Vol. *(3 mo.)*	*283,769*
Market Capitalization	*$345 M*
Institutional Holdings	*38%*
Insider Holdings, est.	*27%*
Total Capital Raised *(net)*	*$76.1 M*

Revenue *(ttm)*	*$33.5 M*
Net Income *(ttm)*	*$9.3 M*
EPS *(ttm)*	*$0.18*
Cash & STI *(mrq)*	*$ 18.3 M*
Total Assets *(mrq)*	*$188.4 M*
Long Term Debt *(2-28-13)*	*$41.5 M*
Current Credit Facility	$150 M
Borrowing Base	*$47.0 M*
Fiscal 2013 CAPEX	*$82 M*
Founded	*2008*
Fiscal Year End	*August 31*



Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$2.2M
-$0.1M
$10.0M
$6.3M
$25.0M
$18.3M
$33.5M
$24.6M
FY 2010
FY 2011
FY 2012
TTM

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months; mrq = most recent quarter; STI= short term investments

Key Takeaways

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Synergy is pursing a well-defined plan for creating shareholder value:

- Continue to expand acreage footprint through leases and acquisitions
- Implement aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leverage management's extensive experience and expertise in the basin
- Participate with major producers in the horizontal Niobrara and Codell formations
- Drill and operate horizontal wells starting in the third quarter of fiscal year 2013

Appendix

Mississippian & Pennsylvanian Plays Moving North

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG


S. Dakota
Powder River Basin
Wyoming
Kennedy Basin
Current Pennsylvanian Horizontal Test Wells
Chadron dome
Souxana Arch
Iowa
Nebraska
Central Kansas Basin
Cambridge Arch
North Platte Arch
Forest City Basin
Colorado Mineral Belt
Minden Arch
Missouri
Pennsylvanian Play
Central Kansas Uplift
Salina Basin
DJ Basin
Colorado
Hugoton Embayment
Las Animas Arch
Nemaha Uplift
Kansas
Mississippian Lime Play
Cherokee Basin
Credo Petroleum Corp. Pennsylvanian Vertical Well Initial Production 218 BOPD
Oklahoma
New Mexico
Texas
50mi

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 118,484 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases (8+ years average remaining term)
- Apache views this as an extension of their horizontal oil play
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) recently acquired 580,000 net acres in Nebraska & Kansas



Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County, NE 2,492 net (oily)

Multiple Stacked Play

Type Log



Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian Lime

Capitalization

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Shares Outstanding: 55.2 million
- Warrants Outstanding:

  9.0 mm @ $6, expiring on 12/31/14

  0.36 mm @ Avg $1.60, expiring on 12/31/14

  .05 mm @ $2.69 investor relations warrants

- Management and Employee Options Outstanding:

As of 2/28/2013	Number of Shares	Weighted Avg. Exercise Price
	5,270,000	$5.05

- Current Public Float: ~ 40M shares
- Management, Insider Ownership and 5% Holders: ~27%
- Institutional Ownership: ~ 38%

2013 CAPEX Budget

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total CAPEX Budget of $82 million (✓= completed activity)
  - ✓$15 million to drill 27 new vertical wells as operator
  - ✓$30 million cash for acquisition of Orr Energy*
  - $17 million to drill 4 new horizontal wells as operator
  - $14 million to participate as a non-operator to drill ~10 horizontal and 8 vertical wells
  - $1 million for existing well recompletions
  - ✓$5 million for land leasing and acquisitions
- CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings

* *Excludes $12 million in common stock as a portion of the closing price for Orr Energy*

Hedging Summary

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

The Company's commodity derivative contracts as of February 28, 2013 are summarized below:

Contract Type	Basis (1)	Quantity (Bbl/month)	Strike Price ($/Bbl)	Term
Collar	NYMEX	3,014	$87.00 - $102.50	Mar 1, 2013 - Dec 31, 2013
Collar	NYMEX	1,840	$85.00 - $98.50	Jan 1, 2014 - Dec 31, 2014

Contract Type	Basis (1)	Quantity (Bbl/month)	Swap Price ($/Bbl)	Term
Swap	NYMEX	3,014	$91.70	Mar 1, 2013 - Dec 31, 2013
Swap	NYMEX	6,000	$96.35	Mar 1, 2013 - Dec 31, 2013 (2)
2013 Total/Average		**9,014**	**$94.03**	
Swap	NYMEX	1,840	$90.80	Jan 1, 2014 - Dec 31, 2014
Swap	NYMEX	2,000	$90.11	Jan 1, 2014 - Dec 31, 2014
2014 Total/Average		**3,840**	**$90.46**	

(1) NYMEX refers to WTI quoted prices on the New York Mercantile Exchange
(2) In connection with entering into these swaps with premium hedged prices, the counterparty has the right, but not the obligation to extend the swap to January 1, 2014 through December 31, 2014 at the current strike price and quantity. This optionality expires on December 31, 2013.

Disclosure on Derivative Instruments:
The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Board of Directors

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway
- Synergy Resources President & CEO
- Director since June 2008
- 30+ years of Oil and Gas Executive Leadership
- Co-Founder of Cache Exploration & Petroleum Management

William Scaff, Jr.
- Synergy Resources Executive Vice President
- Director since June 2008
- 30+ years of Oil & Gas Executive Leadership
- Co-Founder of Petroleum Management

George Seward
- Director since July 2010
- Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million
- Significant oil and gas experience

Raymond McElhaney
- Independent director since May 2005
- Co-Founded & current president of MCM Capital Management
- Former Founder and President of Spartan Petroleum and Exploration

Bill Conrad
- Independent director since May 2005
- Former President of Wyoming Oil & Gas
- Involved in the oil & gas industry for over 20 years

Rick Wilber
- Independent director since June 2008
- President of Lynn's Hallmark Cards
- Private Investor and Consultant to numerous start up and early stage companies

R.W. "Bud" Noffsinger, III
- Independent director since September 2009
- President &CEO of RWN3
- Former Chief Credit Officer for First Western Trust Bank

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Firm	Analyst
Brean Capital	Jeff Connolly
Cannacord Genuity	Stephen Berman
C.K. Cooper & Co.	Jeff Grampp
Energy Equities	David Snow
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	John Malone, Ph.D.
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	Jack Aydin
MLV & Co.	Kim Pacanovsky, Ph.D.
Northland Capital Markets	Jared Lewis
Sidoti & Co.	Gabriel Daoud
Wm Smith & Co.	Rob Young
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.